JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

(each a “Fund” and collectively, the “Funds”)

Supplement dated February 23, 2015

to the Prospectuses dated November 1, 2014, as supplemented

and the Summary Prospectuses dated November 1, 2014, as supplemented February 23, 2015

Upcoming Portfolio Manager Changes. Ken Louie will be leaving J.P. Morgan Private Investments, Inc. on or about the end of the first quarter, 2015. Mr. Louie will continue to serve on the portfolio management team for each of the Funds until this time. Eduardo Raz-Guzman and Jeffrey Gaffney will join the portfolio management team effective March 15, 2015. Therefore, effective March 15, 2015, the portfolio managers’ information for each Fund in the section titled “Management” in each Fund’s “Risk/Return Summary” will be deleted in its entirety and replaced with the following:

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Stephen M. Parker	2014	Managing Director
Eduardo Raz-Guzman	2015	Executive Director
Jeffrey Gaffney	2015	Executive Director

In addition, the section of the Funds’ prospectuses titled “The Funds’ Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

The Portfolio Managers

The senior portfolio management team consists of Stephen M. Parker, Managing Director, Eduardo Raz-Guzman, Executive Director and Jeffrey Gaffney, Executive Director.

The portfolio managers are responsible for the day-to-day management of the Funds. Mr. Parker, Mr. Raz-Guzman and Mr. Gaffney, in conjunction with the Global and U.S. Investment Committees, will be responsible for the asset allocation and portfolio construction of the Funds. Mr. Parker, Mr. Raz-Guzman and Mr. Gaffney determine the underlying investment strategies used for each of the Funds.

Mr. Parker is a Managing Director and Head of Multi-Asset Strategies for the U.S. at the J.P. Morgan Private Bank. He oversees Diversified Private Placement, Mutual Fund and Insurance strategies and serves as a Portfolio Manager for the firm’s Global Access Portfolios and the Chase Strategic Portfolios. He is a member of the J.P. Morgan Private Bank Global Investment Committee. Mr. Parker has been an employee of J.P. Morgan since 2001 and previously worked in Investment Strategy supporting the Chief Investment Officer of J.P. Morgan Private Bank, with a focus on equity strategy. Mr. Parker holds a Bachelor of Science degree in Commerce from the University of Virginia, with a concentration in Finance.

Mr. Raz-Guzman is an Executive Director and Investment Strategist for J.P. Morgan Private Bank, where he focuses on Latin America Wealth Management. Prior to joining J.P. Morgan in 2010, he was a Senior Fixed Income Portfolio Manager at ING Investment Management. Mr. Raz-Guzman holds a B.A. from Instituto Tecnológico Autónomo de México and a Master of Business Administration from the University of Virginia.

SUP-ACCESS-215-2

Mr. Gaffney is an Executive Director on the U.S. Portfolio Construction Team for J.P. Morgan Private Bank. He joined J.P. Morgan in 2008 and has been a contributing member of the Portfolio Construction Team since 2010. Mr. Gaffney earned a Bachelor of Science in Engineering from Princeton University in Operations Research and Financial Engineering, and a Master of Business Administration from Yale University with an emphasis in Finance.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

Summary Prospectus November 1, 2014, as supplemented February 23, 2015

JPMorgan Access Growth Fund

Class/Ticker:     Institutional/JXGIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganaccessfunds.com/ AccessGrowthFundInstitutionalShares. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees[1,2]	0.80%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.26
Shareholder Service Fees[2]	0.10
Remainder of Other Expenses	0.16
Acquired Fund (Underlying Fund) Fees and Expenses	0.53

Total Annual Fund Operating Expenses	1.59
Fee Waivers and Expense Reimbursements[1,2,3]	(0.49)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,2,3]	1.10

1	J.P. Morgan Investment Management Inc. and J.P. Morgan Private Investments, Inc. have contractually agreed to waive the investment advisory fee for the Fund by 0.25%. This contract cannot be terminated prior to 3/1/16.

2	The shares of the affiliated underlying funds in which the Fund invests a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 0.55% for investment advisory services and 0.10% for shareholder servicing on affiliated investments, the investment adviser and shareholder servicing agent have contractually agreed to waive a portion of the investment advisory and shareholder service fees charged by the underlying funds. This contract cannot be terminated prior to 3/1/16.

3	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by JPM Access Growth Fund Ltd., the Fund’s wholly-owned subsidiary, to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/29/16 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	112	454	819	1,848

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange-traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Fund’s adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 40%–80% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 5%–45% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–35% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund will gain exposure to commodity markets primarily by investing in the JPM Access Growth Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The allocation range will typically be 0%-10% of the Fund’s total assets. The Subsidiary is advised by JPMIM and sub-advised by JPMPI. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked structured notes and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Subsidiary may use derivatives to obtain long exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management.

The Fund and the Subsidiary may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company, depositary receipt or other pooled investment vehicle that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Ordinarily, the Fund will limit its investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. The SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

ETF Risk. The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Markets Risk. Underlying funds that invest in foreign issuers are subject to additional risks including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region, India, Latin America or Russia). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Currency Risk. The underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets may be more volatile and generally are not as regulated as securities markets.

Equity Securities Risk. Some of the underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the stocks held by an underlying fund goes down, the value of your investment in the Fund decreases in value.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of a fund’s investments generally drops. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund or the underlying funds. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate making it difficult for the Fund or the underlying funds to sell such investments.

High Yield Securities Risk. Certain of the underlying funds may invest in securities that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information.

Real Estate Securities Risk. Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives, including futures, swaps and structured investments, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or underlying funds do not have a claim on the reference assets and are subject to enhanced counterparty risk. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past four calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares that performance to the Access Growth Composite Benchmark, a customized benchmark, the MSCI World Index (net of foreign withholding taxes) a broad-based securities market index, the Barclays U.S. Aggregate Index, a broad-based securities market index and the S&P 500 Index, also a broad-based securities market index. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), HFRX Global Hedge Fund Index (5%) and Bloomberg Commodity Index (5%). Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganaccessfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	9.69%
Worst Quarter	3rd quarter, 2011	–15.33%

The Fund’s year-to-date total return through 9/30/14 was 1.18%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Life of Fund (since 9/30/09)
INSTITUTIONAL CLASS SHARES
Return Before Taxes	16.57%	7.77%
Return After Taxes on Distributions	14.80	6.86
Return After Taxes on Distributions and Sale of Fund Shares	10.20	5.86
ACCESS GROWTH COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	17.59	9.16
MSCI WORLD INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	26.68	11.89
BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(2.02)	3.88
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	32.39	16.49

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Ken Louie	2009	Executive Director
Stephen M. Parker	2014	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-AG-I-1114-2